Exhibit 99.2

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA FINANCIAL STATEMENTS
The following unaudited consolidated condensed pro forma financial statements of Caesars Entertainment Corporation and its consolidated entities (collectively, “Caesars Entertainment,” “CEC,” “we,” or “our”) are included herein:

•	Unaudited consolidated condensed pro forma balance sheet as of September 30, 2014;

•	Unaudited consolidated condensed pro forma statement of operations for the nine months ended September 30, 2014;

•	Unaudited consolidated condensed pro forma statement of operations for the year ended December 31, 2013; and

•	Notes to unaudited consolidated condensed pro forma financial statements.
The following unaudited consolidated condensed pro forma financial statements (“pro forma financial statements”) are based upon the historical consolidated financial statements of Caesars Entertainment, adjusted to reflect the deconsolidation of Caesars Entertainment Operating Company, Inc. and its consolidated subsidiaries (“CEOC”) as a result of CEOC implementing its financial restructuring plan to deleverage its balance sheet by voluntarily filing for reorganization under Chapter 11 of the United States Bankruptcy Code on January 15, 2015 (“Petition Date”). As a result of this filing, we concluded that CEC will no longer control CEOC as of the Petition Date, and therefore, CEOC will be deconsolidated from the CEC consolidated financial statements prospectively. Subsequent to the deconsolidation, we will account for our investment in CEOC using the cost method of accounting, which is reflected as a pro forma adjustment in the unaudited consolidated condensed pro forma balance sheet (“pro forma balance sheet”). See “Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements” for explanations our other adjustments.
The pro forma financial statements of Caesars Entertainment should be read in conjunction with the historical consolidated financial statements of Caesars Entertainment and the related notes included in our 2013 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, and the CEOC Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2014, as filed with the Securities and Exchange Commission.
CEC prepared the unaudited consolidated condensed interim financial statements included herein on the same basis as the annual audited CEC consolidated financial statements and included all adjustments, consisting of normal and recurring adjustments that are considered necessary to present fairly the financial position and results of operations for the unaudited periods. The summary financial information as of and for the nine months ended September 30, 2014, is not necessarily indicative of the results that may be obtained for a full year for CEC or CEOC.
The unaudited consolidated condensed pro forma balance sheet (“pro forma balance sheet”) reflects the deconsolidation of CEOC assuming the Chapter 11 filing had occurred on September 30, 2014, while the unaudited consolidated condensed pro forma statements of operations (“pro forma statements of operations”) give effect to the deconsolidation assuming the Chapter 11 filing had occurred on January 1, 2013. The pro forma adjustments are based on the best available information including certain assumptions that Caesars Entertainment management believes are reasonable. Management believes that such adjustments are appropriate and directly attributable to the deconsolidation of CEOC. The pro forma adjustments assume that all Caesars Entertainment properties, including those owned by CEOC, are open for business and are continuing to operate in the ordinary course. This includes that all properties are continuing to host meetings and events and provide the facilities, amenities and experiences that guests expect and that the entertainers who perform at these properties will continue to do so according to their ordinary schedule.
Caesars Entertainment, Caesars Entertainment Resort Properties, LLC (“CERP”), and Caesars Growth Partners, LLC (“CGP LLC”), which are separate entities with independent capital structures, have not filed for bankruptcy relief. In addition, the pro forma adjustments do not include any adjustments to reflect the Restructuring Support Forbearance Agreement (“RSA”), including the reorganization of the CEOC corporate structure by separating CEOC’s operating assets and real property assets into two companies, or the Plan of Reorganization. For tax purposes, CEC has not made any assumptions regarding the ultimate form of the reorganization and the impact, if any, of a continuing equity investment in CEOC. As such, the pro forma adjustments do not include the deferred tax impacts of any outside basis difference in CEOC. Accordingly, actual results could differ materially from the pro forma presentation included herein depending on these factors, among others.
The pro forma financial statements are provided for illustrative purposes only and are not indicative of the operating results or financial position that would have occurred had the deconsolidation of CEOC occurred on September 30, 2014 for the pro forma balance sheet, or on January 1, 2013 for the pro forma statements of operations for the nine months ended September 30, 2014, and the year ended December 31, 2013. Readers should not rely on the pro forma financial statements as being indicative of the historical operating results that Caesars Entertainment would have achieved if the deconsolidation had occurred on such dates or any future operating results or financial position that it will experience after the effective date of the Chapter 11 filing including the final result and affect of any potential outcome resulting from the planned restructuring of CEOC.

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2014
(In millions)

		(a)	(b)
	Historical CEC Consolidated	Less: Deconsolidation of CEOC	Eliminations	Pro Forma Adjustments		Pro Forma CEC Consolidated
Assets
Current assets
Cash and cash equivalents	$3,182	$1,480	$—	$—		$1,702
Restricted cash	62	—	—	—		62
Receivables, net	623	562	115	—		176
Deferred income taxes	4	—	—	—		4
Prepayments and other current assets	246	121	4	—		129
Inventory	45	29	—	—		16
Total current assets	4,162	2,192	119	—		2,089
Property and equipment, net	13,485	5,916	—			7,569
Goodwill	2,773	753	(10)	—		2,010
Intangible assets other than goodwill	3,223	2,566	—	—		657
Investments in and advances to non-consolidated affiliates	169	143	—	—		26
Restricted cash	42	8	8	—		42
Deferred income taxes	24	—	—	—		24
Deferred charges and other	611	440	215	—		386
Investment in CEOC	—	—	—	60	(h)	60
Assets held for sale	3	3	—	—		—
Total assets	$24,492	$12,021	$332	$60		$12,863

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2014
(In millions)

		(a)	(b)
	Historical CEC Consolidated	Less: Deconsolidation of CEOC	Eliminations		Pro Forma Adjustments		Pro Forma CEC Consolidated
Liabilities and Stockholders’ Equity/(Deficit)
Current liabilities
Accounts payable	$431	$248	$99		$—		$282
Accrued expenses and other current liabilities	1,319	806	9		—		522
Interest payable	594	412	7		—		189
Deferred income taxes	314	228	—	296	—		86
Current portion of long-term debt	141	82	4		—		63
Total current liabilities	2,799	1,776	119		—		1,142
Long-term debt	22,889	16,045	—		89	(f)	6,933
Deferred income taxes	2,077	949	—		(5)	(c)	1,123
Deferred credits and other	441	564	222		—		99
Total liabilities	28,206	19,334	341		84		9,297
Stockholders’ equity/(deficit)
Common stock, voting	2	—	—		—		2
Treasury stock	(19)	—	—		—		(19)
Additional paid-in capital	8,104	2,827	13		(724)	(g)	4,566
Accumulated deficit	(12,082)	(10,142)	(22)		(99)	(d)	(2,061)
Accumulated other comprehensive loss	(17)	(22)	—		(4)	(g)	1
Total Caesars stockholders’ equity/(deficit)	(4,012)	(7,337)	(9)		(827)		2,489
Noncontrolling interests	298	24	—		803	(g)	1,077
Total stockholders’ equity/(deficit)	(3,714)	(7,313)	(9)		(24)		3,566
Total liabilities and stockholders’ equity/(deficit)	$24,492	$12,021	$332		$60		$12,863
See accompanying Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements.

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
Nine Months Ended September 30, 2014
(In millions, except per share data)

		(e)	(b)
	Historical CEC Consolidated	Less: Deconsolidation of CEOC	Eliminations	Pro Forma Adjustments	Pro Forma CEC Consolidated
Revenues
Casino	$4,047	$2,838	$—	$—	$1,209
Food and beverage	1,144	614	—	—	530
Rooms	915	402	—	—	513
Management fees	44	68	24	—	—
Other	892	199	33	—	726
Reimbursed management costs	197	312	115	—	—
Less: casino promotional allowances	(854)	(494)	—	—	(360)
Net revenues	6,385	3,939	172	—	2,618
Operating expenses
Direct
Casino	2,413	1,744	—	—	669
Food and beverage	516	250	—	—	266
Rooms	242	96	—	—	146
Property, general, administrative, and other	1,680	821	57	—	916
Reimbursable management costs	197	312	115	—	—
Depreciation and amortization	371	200	—	—	171
Write-downs, reserves, and project opening costs, net of recoveries	95	59	4	—	40
Impairment of intangible and tangible assets	549	418	(23)	—	108
Loss on interests in non-consolidated affiliates	9	9	—	—	—
Corporate expense	193	133	—	—	60
Acquisition and integration costs	71	17	—	—	54
Amortization of intangible assets	100	39	—	—	61
Total operating expenses	6,436	4,098	153	—	2,491
Income/(loss) from operations	(51)	(159)	19	—	127

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
Nine Months Ended September 30, 2014
(In millions, except per share data)

		(e)	(b)
	Historical CEC Consolidated	Less: Deconsolidation of CEOC	Eliminations	Pro Forma Adjustments		Pro Forma CEC Consolidated
Interest expense	(1,954)	(1,633)	(119)	—		(440)
Gain/(loss) on early extinguishment of debt	(95)	(113)	52	—		70
Loss on partial sale of subsidiary	(3)	(3)	—	—		—
Other income, including interest income	5	18	56	—		43
Loss from continuing operations, before income taxes	(2,098)	(1,890)	8	—		(200)
Income tax benefit	479	444	—	5	(c)	40
Loss from continuing operations, net of income taxes	(1,619)	(1,446)	8	5		(160)
Discontinued operations
Loss from discontinued operations	(188)	(170)	3	—		(15)
Income tax benefit	11	11	—	—		—
Loss from discontinued operations, net of income taxes	(177)	(159)	3	—		(15)
Net loss	(1,796)	(1,605)	11	5		(175)
Net (income)/loss attributable to noncontrolling interests	35	(3)	—	(104)	(g)	(66)
Net loss attributable to Caesars	$(1,761)	$(1,608)	$11	$(99)		$(241)
Loss per share
Loss per share from continuing operations	$(11.16)					$(1.59)
Loss per share from discontinued operations	(1.25)					(0.11)
Net loss per share	$(12.41)					$(1.70)
Weighted-average common shares outstanding	142					142

See accompanying Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements.

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 2013
(In millions, except per share data)

		(e)	(b)
	Historical CEC Consolidated	Less: Deconsolidation of CEOC	Eliminations	Pro Forma Adjustments	Pro Forma CEC Consolidated
Revenues
Casino	$5,809	$4,641	$—	$—	$1,168
Food and beverage	1,510	996	—	—	514
Rooms	1,220	742	—	—	478
Management fees	57	59	2	—	—
Other	875	385	45	—	535
Reimbursed management costs	268	285	19	—	2
Less: casino promotional allowances	(1,179)	(827)	—	—	(352)
Net revenues	8,560	6,281	66	—	2,345
Operating expenses
Direct
Casino	3,281	2,690	—	—	591
Food and beverage	658	412	—	—	246
Rooms	305	174	—	—	131
Property, general, administrative, and other	2,170	1,423	40	—	787
Reimbursable management costs	268	285	19	—	2
Depreciation and amortization	565	401	—	—	164
Write-downs, reserves, and project opening costs, net of recoveries	104	86	—	—	18
Impairment of intangible and tangible assets	3,019	1,955	(6)	—	1,058
Loss on interests in non-consolidated affiliates	18	21	—	—	(3)
Corporate expense	161	138	8	—	31
Acquisition and integration costs	81	13	—	—	68
Amortization of intangible assets	165	90	—	—	75
Total operating expenses	10,795	7,688	61	—	3,168
Loss from operations	(2,235)	(1,407)	5	—	(823)

CAESARS ENTERTAINMENT CORPORATION
UNAUDITED CONSOLIDATED CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
Year Ended December 31, 2013
(In millions, except per share data)

		(e)	(b)
	Historical CEC Consolidated	Less: Deconsolidation of CEOC	Eliminations	Pro Forma Adjustments	Pro Forma CEC Consolidated
Interest expense	(2,253)	(2,119)	(184)	—	(318)
Gain/(loss) on early extinguishment of debt	(30)	(32)	—	—	2
Gain on partial sale of subsidiary	44	44	—	—	—
Other income, including interest income	14	15	184	—	183
Loss from continuing operations, before income taxes	(4,460)	(3,499)	5	—	(956)
Income tax benefit	1,550	1,242	(2)	—	306
Loss from continuing operations, net of income taxes	(2,910)	(2,257)	3	—	(650)
Discontinued operations
Loss from discontinued operations	(30)	(30)	—	—	—
Income tax provision	—	—	—	—	—
Loss from discontinued operations, net of income taxes	(30)	(30)	—	—	—
Net loss	(2,940)	(2,287)	3	—	(650)
Net income attributable to noncontrolling interests	(8)	(4)	—	—	(4)
Net loss attributable to Caesars	$(2,948)	$(2,291)	$3	$—	$(654)
Loss per share
Loss per share from continuing operations	$(22.70)				$(5.07)
Loss per share from discontinued operations	(0.23)				—
Net loss per share	$(22.93)				$(5.07)
Weighted-average common shares outstanding	129				129

See accompanying Notes to Unaudited Consolidated Condensed Pro Forma Financial Statements.

CAESARS ENTERTAINMENT CORPORATION
NOTES TO UNAUDITED CONSOLIDATED CONDENSED PRO FORMA FINANCIAL STATEMENTS

(a)
Reflects the deconsolidation of CEOC’s assets and liabilities (including CEOC’s intercompany balances with CEC and its remaining consolidated entities) at their carrying amounts included in CEC’s financial statements as of September 30, 2014.

(b)
Represents adjustments to remove the effect of intercompany amounts and transactions that were included in CEC’s historical financial statements. The adjustment to retained earnings also includes the estimated impact from the gain on deconsolidation due to the de-recognition of the carrying amounts of CEOC’s assets and liabilities and accumulated other comprehensive loss previously consolidated in CEC’s historical consolidated financial statements as of September 30, 2014. The pro forma statements of operations do not include the estimated gain on deconsolidation as it is not expected to have a continuing impact due to its non-recurring nature. The following are the primary intercompany amounts and transactions reflected in the adjustments:

1.
Amounts recorded as trade accounts payable for pro forma financial statement presentation. Prior to the deconsolidation of CEOC, these amounts were considered intercompany trade accounts payable and were eliminated in consolidation. Subsequent to the deconsolidation, these amounts are recorded as balances with CEC (related party accounts payable).

2.
Management fee revenue related to CEOC’s management of certain casinos on behalf of CGP LLC, which after the deconsolidation of CEOC will be considered third party transactions and are expected to have a continuing impact. Prior to the deconsolidation, these amounts were considered intercompany transactions between consolidated entities and eliminated in consolidation.

3.
Interest expense related to CEOC notes held by CEC and CGP LLC during the periods presented. Prior to the deconsolidation, these amounts were considered intercompany interest income from CEOC and were eliminated in consolidation.

4.
Gains and losses recognized on the extinguishment of CEOC debt and other CEOC debt transactions related to debt instruments held by CGP LLC. Prior to the deconsolidation, these amounts were considered intercompany transactions with CEOC and were eliminated in consolidation.

(c)	Represents the impact of additional deferred taxes as a result of the deconsolidation of CEOC.

(d)	The adjustment to retained earnings reflects the net impact of amounts as a result of the pro-forma adjustments column.

(e)
Reflects the deconsolidation of CEOC’s statement of operations (including CEOC’s intercompany transactions with CEC and remaining consolidated entities) included in CEC’s financial statements for the periods ended September 30, 2014 and December 31, 2013.

(f)	Represents other than temporary impairment of a discount recognized by CEC on CEOC notes that were distributed by CGP LLC through a dividend to a non-consolidated affiliate.

(g)
Represents the amount of the accumulated stockholders’ deficit and net income allocated to the noncontrolling interests’ ownership in CEOC. Prior to the deconsolidation, this amount was recorded as a reduction in the accumulated stockholders’ deficit.

(h)	Represents our investment in CEOC using the cost method of accounting as of September 30, 2014, based on the estimated fair value of the CEOC enterprise, net of the fair value of CEOC debt.